Financial Fact Book
December 2006

Inside Front Cover

Table of Contents
Nalco Offerings by Industry	1
Global Presence	1
Sales and Earnings History	2
Market Information	2
Corporate Financial Data
Income Statement	3
Cash Flows	4
Balance Sheet	5
Quarterly Results	6
Additional Information	8
Glossary of Terms	IBC

Statement of Purpose
This Fact Book is intended to provide the financial community with a summary of previously produced financial and non-financial information concerning the Company. The Fact Book is not meant to substitute for the full filings required by the Securities and Exchange Commission and any investor or prospective investor should consult our Securities and Exchange Act Filings when making investment decisions. Unless otherwise indicated, all data for 2006 is for the first nine months of the year.

Requests for additional information should be directed to:
Michael Bushman
Division Vice President, Communications and Investor Relations
Nalco Company
1601 West Diehl Road
Naperville, IL 60563-1198
1-630-305-1025
mbushman@nalco.com

About Nalco
Nalco Holding Company (NYSE: NLC) is the leading global provider of integrated water treatment and process improvement services, chemicals and equipment programs for a variety of industrial and institutional customers. Our products and services are used in water treatment applications to prevent corrosion, contamination and the buildup of harmful deposits, or in production processes to enhance process efficiency and improve our customers’ end products.

Through our sales, research and marketing team of more than 7,000 technically trained professionals; we serve more than 70,000 customer locations. We focus on providing our customers with technologically advanced, engineered solutions and services. These solutions and services enable customers to improve their business by increasing production yields, lowering manufacturing costs, extending asset life and maintaining environmental standards. We offer the broadest product portfolio in our industry.

Nalco Offerings by Industry

Industrial and Institutional Services
Our customers across a broad range of industries use our water treatment programs to extend the useful life of their assets, minimize downtime of their facilities, conserve water and energy and reduce their total cost of operations. Our diverse process treatment programs include applications in mining and mineral processing, metal finishing, investment casting, odor control and membrane systems.

Products and Services
Cooling water treatment and automation (scale control, microbial fouling control, corrosion control), boiler water treatment and automation (pre-treatment, condensate control, internal treatment), indoor air treatment, raw and wastewater treatment, water reuse and recycle, and various water-based process applications

End Markets
Aerospace, Automotive, Buildings, Chemicals,
Food and Beverage, Healthcare, Hotels,
Institutions, Manufacturing, Marine,
Microelectronics, Mining and Mineral
Processing, Pharmaceuticals, Primary Metals,
Utilities

Energy Services
Our upstream process applications improve oil and gas recovery and production, extend production equipment life and decrease operating costs. Our downstream process applications increase refinery and petrochemical plant efficiency and the useful life of customer assets while improving refined and petrochemical product quality and yields. We help customers minimize emissions and meet environmental requirements.

Products and Services
Corrosion inhibitors, scale control additives, hydrate control, oil spill dispersants, asphaltene and paraffin control, foamers and anti-foams, flow assurance, oil/water separation, heavy crude desalting, monomer inhibitors, anti-oxidants, fuel and lubricant additives, and traditional water treatment including boiler, cooling water, raw water and wastewater applications

End Markets
Drilling, Field Development, Production, Refining, Petrochemical Manufacturing

Paper Services
SMART Solutions® is a comprehensive, grade-based approach addressing the unique needs of the various segments of the pulp and paper industry. We integrate the entire papermaking process through mechanical, operational and chemical means to improve finished product performance and optimize operational efficiency.

Products and Services
Flocculants, coagulants, microparticles, dewatering aids, enzymes, digester yield enhancers, functional additives, biocontrol, data management and analysis, modeling, mechanical and operational adjustments to paper machines, water and waste treatment

End Markets
Containerboard, Newsprint, Packaging, Tissue & Towel, Graphic

Global Presence
Includes a map showing locations of Nalco's global manufacturing plants and the following information for each of 4 regions of the world:

Europe, Africa & Middle East
2005 Sales $994mm
Employees 3,000
Plants 11

North America
2005 Sales $1,593mm
Employees 4,400
Plants 19

Asia/Pacific
2005 Sales $462mm
Employees 1,900
Plants 13

Latin America
2005 Sales $263mm
Employees 1,600
Plants 6

Sales and Earning History
Two bar charts showing Nalco's Sales and Nalco's
Adjusted EBITDA and EBITDA Margins from 2001-2005

Sales ($ in Millions)
2001 $2,620
2002 $2,644
2003 $2,767
2004 $3,033
2005 $3,312

Adjusted EBITDA ($ in Millions) and EBITDA Margins
2001 $458 17.5%
2002 $517 19.6%
2003 $528 19.1%
2004 $585 19.3%
2005 $603 18.2%

2001-2003 Adjusted EBITDA data excludes $30 million in pro forma cost savings.

Adjusted EBITDA is a non-GAAP measure used to determine compliance with the Company’s debt covenants. Reconciliation to net earnings can be found under Financial Reports in the Investor Relations portion of our Web site, www.nalco.com. This non-GAAP measure should not be viewed as an alternative to GAAP measures of performance. Furthermore, this measure may not be consistent with similar measures provided by other companies. Management believes that this measure provides investors with additional insight into the ongoing operations of Nalco Holding Company.

Market Information

Industrial and Institutional Services	2003	2004	2005
Market Size	$5.3 billion	$5.7 billion	$6.6 billion
Market Share	19%	19%	19%
Market Position	#1	#1	#1
Energy Services
Market Size	$2.9 billion	$3.1 billion	$3.25 billion
Market Share	25%	26%	29%
Market Position	#1	#1	#1
Paper Services
Market Size	$7.1 billion	$7.7 billion	$7.8 billion
Market Share	9%	9%	9%
Market Position	#2	#3	#3

Nalco uses industry publications, marketing research company survey data and internal estimates of specialty chemical market sizes in the water treatment, paper services and energy services marketplaces as the basis for its market size estimates. Management adjusts these estimates to eliminate sales from product offerings that it does not provide nor intend to provide, particularly eliminating pure commodity chemical categories from inclusion in our market size estimates. In establishing market size, water treatment sales to paper and energy producers are subtracted from the water treatment market and added to the relevant paper and energy market size estimates. Water treatment equipment and various process applications in the Industrial and Institutional Services Division are not included in market size estimates. Nalco sales in these areas are also excluded from market share figures. Management estimates of market growth rates are used to adjust market size in years between marketing research company estimate updates. Market share calculations include appropriate segment sales from India and Japan that are reported in the Other segment. The drop in position in Paper Services results from a competitor acquisition.

Corporate Financial Data
Income Statement

Dollars in millions except per share amounts
2003 is combined Predecessor and Successor
Sales	2003	% of Sales	2004	% of Sales	2005	% of Sales
I&IS	1,282.1	46.4%	1,396.1	46.0%	1,482.1	44.7%
Energy	720.1	26.0%	806.6	26.6%	899.7	27.2%
Paper	622.8	22.5%	662.9	21.9%	698.1	21.1%
Other	141.6	5.1%	167.7	5.5%	232.5	7.0%
Total	2,766.6		3,033.3		3,312.4

Percent Change Due to	2003	2004	2005
FX	5.3%	4.1%	1.3%
Acquisition/Perimeter	0.6%	0.3%	0.7%
Organic Growth	-0.1%	5.2%	7.2%
Cost of Product Sold	1,362.8	1,578.4	1,832.2
SR&A Expense
Selling and Marketing	799.1	793.4	795.0
Research	60.0	56.8	58.5
Administration	218.0	189.0	176.2
Amortization of Intangibles	84.3	96.3	81.6
Business Process Optimization	21.1	1.7	25.6
Goodwill Impairment	244.4	-	-
In-Process Research & Development	-	122.3	-
Operating Costs/Expenses	2,789.7	2,837.9	2,969.1
Operating Earnings (Loss)	(23.1)	195.4	343.3
Other Income (Expense) Net	(20.1)	(57.0)	3.1
Interest Income	7.7	10.2	8.4
Interest Expense	(82.3)	(250.8)	(258.0)
Variable rate interest	(17.1)	(59.7)	(72.8)
Fixed rate cash interest	(30.6)	(135.9)	(137.5)
Non-cash senior discount note accretion	-	(37.9)	(29.3)
Non-cash deferred financing amortization	(17.4)	(11.2)	(10.9)
All other interest and bank charges	(17.2)	(6.1)	(7.5)
Earnings (Loss) Before Income Taxes and Minority Interests	(117.8)	(102.2)	96.8
Income Tax Provision	60.4	30.8	43.3
Current	95.9	96.7	82.5
Deferred (Benefit)	(35.5)	(65.9)	(39.2)
Minority Interests	(4.1)	(5.8)	(5.7)
Net Earnings (Loss)	(182.3)	(138.8)	47.8
Weighted Average Shares Outstanding - Diluted	-	97.7	146.6
Diluted Earnings (Loss) Per Share	-	(1.42)	0.33
Note: Data reflect the latest presentations available for each year. 2003 data is restated to conform with 2004, 2004 is restated to 2005 presentation and 2005 is restated to 2006.

Cash Flows

Dollars in millions
	2003	2004	2005
Cash from Operations	233.1	237.5	199.9
Cash (for) Investing	(4,157.4)	(72.2)	(75.9)
Cash from (for) Financing	3,896.1	(232.8)	(125.9)
Depreciation	124.3	114.3	133.3
Amortization	84.3	96.3	81.6
Capital Expenditures, Net	101.2	91.8	74.6
Interest Expense, Net	(74.6)	(240.6)	(249.6)
Deferred Financing Amortization	(17.4)	(11.2)	(10.9)
Senior Discount Note Accretion	-	(37.9)	(29.3)
Cash Interest	(57.2)	(191.5)	(209.4)
Global Pension and OPEB Expense	61.9	53.5	54.1
Global Pension and OPEB Funding	40.8	20.5	36.2
Cash from (for) Working Capital	20.8	(26.8)	(110.7)
Inventory	28.3	(10.9)	(8.1)
Receivables	15.0	(86.4)	(59.9)
Payables	(40.3)	96.3	29.8
Other	17.8	(25.8)	(72.5)
Write-off of Inventory Step-Up	21.2	14.6	-
Days Sales Outstanding*	61.9	66.4	64.9
Days Payables Outstanding*	37.9	54.8	53.4
Inventory Days*	71.8	65.5	58.6
* Using trailing 90 days definition.

Free Cash Flow is a non-GAAP measure that is defined as Cash from Operations less Capital Expenditures and Minority Interest charges. Free Cash Flow reconciliations to Cash from Operations as shown on Nalco’s Cash Flow Statement can be found under Financial Reports in the Investor Relations portion of our Web site, www.nalco.com. This non-GAAP measure should not be viewed as an alternative to GAAP measures of performance. Furthermore, this measure may not be consistent with similar measures provided by other companies. Management believes that this measure provides investors with additional insight into the ongoing operations of Nalco Holding Company.

Estimated Annual Amortization Expense for Future Five Years (from 10-K)

2006     68.6
2007     58.7
2008     50.5
2009     43.6
2010     37.9

Balance Sheet

Dollars in millions
	2003	% of Assets	2004	% of Assets	2005	% of Assets
Current Assets
Cash & Equivalents	100.0	2%	33.3	-	30.8	1%
Receivables	482.9	8%	594.2	10%	622.3	11%
% of Sales	17%		20%		19%
Receivables Turnover Ratio	6.40		5.63		5.45
Inventories	295.1	5%	313.5	5%	313.2	6%
% of Sales	11%		10%		9%
Inventory Turnover Ratio	4.89		5.19		5.85
Deferred Income Taxes	54.6	1%	44.2	1%	21.1	1%
Prepaid and other current	43.0	-	45.9	1%	62.0	1%
Total Current Assets	975.6	16%	1,031.1	17%	1,049.4	19%
Property, Plant & Equipment, net	865.6	14%	847.3	14%	755.3	14%
Goodwill	2,500.1	40%	2,368.3	40%	2,196.7	40%
Intangible Assets	1,408.9	23%	1,323.6	22%	1,227.5	22%
Customer Relationships	480.5	8%	403.1	7%	316.6	6%
Patents and Developed Technology	98.4	2%	88.3	1%	78.3	1%
All Other	-	-	2.2	-	2.6	-
Trademarks and Trade Names	830.0	13%	830.0	14%	830.0	1%
Deferred Financing Costs	75.0	1%	64.6	1%	55.0	1%
Receivable from Former Shareholder	117.3	2%	87.2	2%	73.2	1%
Other Non-Current Assets	221.3	4%	211.8	4%	195.3	3%
Total Assets	6,163.8		5,933.9		5,552.4

Liabilities and Shareholders’ Equity	2003	% of Liabilities and Shareholders’ Equity	2004	% of Liabilities and Shareholders’ Equity	2005	% of Liabilities and Shareholders’ Equity
Current Liabilities
Accounts Payable	155.9	3%	261.9	4%	285.4	5%
Accrued Expenses	193.9	3%	168.7	3%	141.8	3%
Accrued Compensation	77.1	1%	105.8	2%	61.5	1%
Short-term Debt	51.9	1%	17.7	-	22.6	-
Income Taxes	50.0	1%	37.2	1%	31.9	1%
Total Current Liabilities	528.8	9%	591.3	10%	543.2	10%
Long-term Debt
Revolving Credit Facility	15.0	-	-	-	-	-
Term Loan A	295.6	5%	218.4	4%	104.5	2%
Term Loan B	1,287.0	21%	1,081.0	18%	1,081.0	19%
Senior Notes	917.7	15%	937.4	16%	900.7	16%
Senior Subordinated Notes	717.7	12%	737.4	12%	700.7	13%
Senior Discount Notes*	-	-	324.2	5%	353.5	6%
Receivables Securitization	_	_	97.3	2%	75.3	1%
Unsecured Notes	27.8	-	27.8	1%	27.8	1%
Other	2.0	-	1.3	-	0.7	-
Total Long-term Debt	3,262.8	53%	3,424.8	58%	3,244.2	58%
Deferred Income Taxes	624.0	10%	484.8	8%	353.0	6%
Accrued Pension Benefits	374.1	6%	411.7	7%	416.4	8%
Other Liabilities	293.5	5%	296.8	5%	278.9	5%
Minority Interest	11.6	-	14.1	-	11.2	-
Commitments & Contingencies	_	_	_	_	-	-
Shareholders’ Equity	1,069.0	17%		12%		13%
Total Liabilities and Shareholders’ Equity	6,163.8		5,993.9		5,552.4
*Senior discount notes issued January 2004 with proceeds used to reduce shareholder’s equity from November 2003 acquisition.
Note: Data reflect the latest presentations available for each year. 2003 data is restated to conform with 2004, 2004 is restated to 2005 presentation and 2005 is restated to 2006.

Quarterly Results

Direct Contribution dollars and margins reflect the latest presentations available for each year. 2003 data is restated to conform with 2004, 2004 is restated to 2005 presentation and 2005 is restated to 2006. Reconciliations to the closest GAAP equivalents are available on our Web site at www.nalco.com as attachments to quarterly earnings releases. Earnings per share are not available for 2003, as the company was not publicly traded at any point during 2003. Beginning with 2005, capital charge allocations reduce segment Direct Contribution results.

Dollars in millions, except per share amounts
Administrative Expense	Q1	Q2	Q3	Q4	YTD
2003	53.0	53.9	51.8	59.3	218.0
2004	45.8	50.9	41.7	50.6	189.0
2005	46.5	47.6	42.0	40.1	176.2
2006	51.1	45.8	53.9		150.8
I&IS Sales	Q1	Q2	Q3	Q4	YTD
2003	317.4	301.1	336.1	327.5	1,282.1
2004	329.3	349.1	354.0	363.7	1,396.1
2005	341.0	377.5	379.5	384.1	1,482.1
2006	378.4	389.4	406.3		1,174.1
I&IS Direct Contribution	Q1	Q2	Q3	Q4	YTD
2003	72.9	74.9	94.0	76.9	318.7
2004	79.9	90.6	88.2	94.8	353.5
2005	65.5	82.9	87.5	86.6	322.5
2006	79.8	85.1	98.7		263.6
I&IS DC Margin	Q1	Q2	Q3	Q4	YTD
2003	23.0%	24.9%	28.0%	24.1%	24.9%
2004	24.3%	26.0%	24.9%	26.1%	25.3%
2005	19.2%	22.0%	23.1%	22.5%	21.8%
2006	21.1%	21.9%	24.3%		22.5%
Energy Sales	Q1	Q2	Q3	Q4	YTD
2003	172.6	177.7	180.8	189.0	720.1
2004	194.2	198.4	200.4	213.6	806.6
2005	210.6	221.5	223.4	244.2	899.7
2006	246.3	259.3	267.1		772.7
Energy Direct Contribution	Q1	Q2	Q3	Q4	YTD
2003	37.6	41.4	41.0	34.9	154.9
2004	44.3	44.0	42.1	43.1	173.5
2005	43.0	39.7	42.8	47.5	173.0
2006	48.3	54.9	58.0		161.2
Energy DC Margin	Q1	Q2	Q3	Q4	YTD
2003	21.8%	23.3%	22.7%	18.5%	21.5%
2004	22.8%	22.2%	21.0%	20.2%	21.5%
2005	20.4%	17.9%	19.2%	19.5%	19.2%
2006	19.6%	21.2%	21.7%		20.9%
Paper Sales	Q1	Q2	Q3	Q4	YTD
2003	162.5	140.9	159.8	159.6	622.8
2004	164.1	161.2	164.6	173.0	662.9
2005	170.1	176.1	173.9	178.0	698.1
2006	175.8	178.1	181.1		535.0
Paper Direct Contribution	Q1	Q2	Q3	Q4	YTD
2003	36.5	32.2	39.5	35.4	143.6
2004	42.1	36.4	37.0	40.3	155.8
2005	30.1	27.4	30.8	29.7	118.0
2006	26.1	26.5	28.6		81.2
Paper DC Margin	Q1	Q2	Q3	Q4	YTD
2003	22.5%	22.9%	24.7%	22.2%	23.1%
2004	25.7%	22.6%	22.5%	23.3%	23.5%
2005	17.7%	15.6%	17.7%	16.7%	16.9%
2006	14.8%	14.9%	15.8%		15.2%
Other Sales	Q1	Q2	Q3	Q4	YTD
2003	5.7	74.8	34.7	26.4	141.6
2004	25.7	31.7	55.2	55.1	167.7
2005	55.9	61.2	58.1	57.3	232.5
2006	48.9	64.2	60.9		174.0
Other Direct Contribution	Q1	Q2	Q3	Q4	YTD
2003	(21.1)	(0.8)	(10.7)	(39.9)	(72.5)
2004	(34.9)	(13.5)	(7.9)	(21.8)	(78.1)
2005	(5.2)	(28.9)	(14.2)	(17.6)	(65.9)
2006	(19.4)	(14.9)	(15.2)		(49.5)
Other DC Margin	Q1	Q2	Q3	Q4	YTD
2003	(370.2%)	(1.1%)	(30.8%)	(151.1%)	(51.2%)
2004	(135.8%)	(42.6%)	(14.3%)	(39.6%)	(46.6%)
2005	(9.3%)	(47.2%)	(24.4%)	(30.7%)	(28.3%)
2006	(39.7%)	(23.2%)	(25.0%)		(28.4%)
Total Sales	Q1	Q2	Q3	Q4	YTD
2003	658.2	694.5	711.4	702.5	2,766.6
2004	713.3	740.4	774.2	805.4	3,033.3
2005	777.6	836.3	834.9	863.6	3,312.4
2006	849.4	891.0	915.4		2,655.8

Quarterly Results (Continued)

Dollars in millions, except per share amounts
Total Direct Contribution	Q1	Q2	Q3	Q4	YTD
2003	125.9	147.7	163.8	107.3	544.7
2004	131.4	157.5	159.4	156.4	604.7
2005	153.2	140.7	166.7	166.1	626.7
2006	154.0	170.5	189.5		514.0
Total DC Margin	Q1	Q2	Q3	Q4	YTD
2003	19.1%	21.3%	23.0%	15.3%	19.7%
2004	18.4%	21.3%	20.6%	19.4%	19.9%
2005	19.7%	16.8%	20.0%	19.2%	18.9%
2006	18.1%	19.1%	20.7%		19.4%
Net Earnings (Loss)	Q1	Q2	Q3	Q4	YTD
2003	24.4	(212.1)	33.7	(28.3)	(182.3)
2004	(126.7)	2.4	2.0	(16.5)	(138.8)
2005	11.0	(5.8)	17.4	25.2	47.8
2006	8.8	21.5	30.7		61.0
EPS - Diluted	Q1	Q2	Q3	Q4	YTD
2004	(1.40)	0.03	0.02	(0.14)	(1.42)
2005	0.08	(0.04)	0.12	0.17	0.33
2006	0.06	0.15	0.21		0.42
Free Cash Flow	Q1	Q2	Q3	Q4	YTD
2003	1.9	79.2	98.8	28.7	208.6
2004	67.1	21.5	106.2	(54.9)	139.9
2005	2.2	(0.3)	120.5	(2.8)	119.6
2006	42.5	(21.9)	117.5		138.1
Cash from (for) Operations	Q1	Q2	Q3	Q4	YTD
2003	27.7	101.9	133.1	(29.6)	233.1
2004	84.5	40.9	130.7	(18.6)	237.5
2005	15.7	14.0	142.4	27.8	199.9
2006	58.8	2.8	141.3		202.9
Capital Expenditures, Net	Q1	Q2	Q3	Q4	YTD
2003	24.4	16.0	26.5	34.3	101.2
2004	16.4	18.5	22.8	34.1	91.8
2005	12.3	12.7	20.3	29.3	74.6
2006	14.6	22.9	22.1		59.6
Minority Interest	Q1	Q2	Q3	Q4	YTD
2003	1.4	1.6	1.4	(0.3)	4.1
2004	1.0	0.9	1.7	2.2	5.8
2005	1.2	1.6	1.6	1.3	5.7
2006	1.7	1.8	1.7		5.2

Free Cash Flow is a non-GAAP measure that is defined as Cash from Operations less Capital Expenditures and Minority Interest charges. Free Cash Flow reconciliations to Cash from Operations as shown on Nalco’s Cash Flow Statement can be found under Financial Reports in the Investor Relations portion of our Web site, www.nalco.com. This non-GAAP measure should not be viewed as an alternative to GAAP measures of performance. Furthermore, this measure may not be consistent with similar measures provided by other companies. Management believes that this measure provides investors with additional insight into the ongoing operations of Nalco Holding Company.

Additional Information

Sales by Geography   2005
North America	48%
Europe, Africa, Middle East	30%
Asia	14%
Latin America	8%

Sales by End Market   2005
Upstream Energy	15.9%
Downstream Energy	12.9%
Manufacturing	12.1%
Paper, Other	8.3%
Paper, Board and Packaging	8.2%
Food and Beverage	6.6%
Mining and Minerals	6.6%
Chemicals	6.1%
Paper, Printing and Writing	6.0%
Institutional	5.9%
Power	4.2%
Primary Metals	3.9%
All Others	3.3%
Note: Results include sales to customers in the Other segment.

Raw and Other Purchased Materials

2003     674.0
2004     768.0
2005     923.0

Raw Material Impacts

Nalco purchases more than 6,700 raw materials, with the largest single raw material representing less than 1.5 percent of sales - or about 5 percent of raw material purchases. While single raw material purchases are not significant to Nalco, we do purchase similar categories of products in many cases.

Number of Employees
2003     10,512
2004     10,741
2005     10,881

Inside Back Cover
Glossary of Terms

Definitions for commonly used terms in Nalco’s business.

Agglomerate: To gather fine particles together into a larger mass.

Amine: Compounds containing nitrogen related to ammonia but different in that at least one hydrogen atom is replaced by a group of atoms containing carbon. Neutralizing and filming amines are used as a corrosion inhibitor, and amine biocides treat microbiological fouling.

Antifoams: Agents used to prevent foam from occurring or as defoamers to breakdown existing foam.

Anti-oxidants: A chemical compound that inhibits oxygen’s corrosive effects on metal in a system.

Asphaltene: A tar-like component of petroleum that can foul oilfield equipment and pipelines, reducing flow and productivity.

Biocide: A chemical used to control the population of an unwanted microbe.

Blowdown: The withdrawal of water from an evaporating water system to maintain a specific dissolved solids balance to fight corrosion and scaling.

Board and Packaging Grade: Thick, stiff paper, often of several layers, used for manufacturing shipping containers, boxes and cartons for packaging of various consumer products.

BOD: Biochemical Oxygen Demand, the oxygen required by bacteria to decompose organic matter in water.

Clarifier: A large tank used in water treatment to help remove solids from the water.

Coagulants: An agent that causes particle suspended in a liquid to join together and separate from the liquid.

Coating: A thin layer of organic or inorganic material added to paper for various purposes, such as improving softness.

Colloidal: A mixture consisting of a colloid (matter of a very fine particle size) together with the medium in which it is dispersed (usually water).

Condensate: Plant steam returned to its liquid state.

Corrosion: A process that attacks the metal in a system, gradually destroying it.

Crude Oil Desalting: The process of removing salt and other impurities from crude oil so that it can be further refined.

Deaeration: The removal of gases, primarily oxygen, from feedwater.

Defoamer: A surface-active agent that willdestroy foam after it has formed.

Dispersant: A chemical that causes particulates in a water system to remain in suspension.

Downstream Petroleum: The refining and marketing of crude oil and its associated products (gasoline, jet fuel, diesel) and the production of various petrochemicals derived from crude oil.

Effluent: The water exiting a mechanical piece of equipment.

Feedwater: The combination of condensateand make-up water supplied to the boiler for steam generation.

Filtration: The process of separating solids from a liquid by means of a porous substance through which only the liquid passes.

Floc: Small gelatinous masses formed in a liquid by agglomeration of smaller particles.

Flocculation: The process of agglomerating coagulated particles into settleable flocs, usually of gelatinous nature.

Flow Assurance: Treatment programs to prevent hydrate formation in deepwater oil production.

Foamers: Agents used to create foam to be used in the oil production process.

Graphic Grade: Paper suitable for all printing and writing processes.

Hydrates: Ice-like masses consisting of natural gas and water that form in oil flow lines and equipment.

Make-up Water: Refers to water used to replace losses due to blow down, evaporation or miscellaneous system leaks.

Microbial Fouling: Microbiological organisms that clog or obstruct water flow in heating and cooling systems.

Microparticles: Entities with linear dimensions in the magnitude range from fractions to hundreds of micrometers.

Oil/Water Separation: Treatment programs to break the natural emulsion that binds water to oil.

Paraffin: A waxy component of petroleum that can foul oilfield equipment and pipelines, reducing flow and productivity.

Particulates: Tiny particles of a substance.

Polymer: A chain of organic molecules produced by the joining of primary units called monomers.

Pre-treatment: Treatment programs preparing water before use, usually in boilers, to reduce the likelihood of scale formation and other issues.

Raw Water: Water entering a pre-treatment plant from a lake, river, stream, or well that has not been treated in any way.

Scale: The precipitate that forms on surfaces in contact with water as the result of a physical or chemical change.

TCO: Total Cost of Operation, taking into account all costs of use and maintenance of a system.

Tissue and Towel Grade: Low weight, thin paper used to make facial tissue, toilet paper, paper towels, etc.

Upstream Petroleum: Crude oil and natural gas exploration and production, capital expenditure project planning, field development, pipeline transmission and gas processing.

Back Cover

NALCO COMPANY OPERATIONS
North America: Headquarters - 1601 West Diehl Road • Naperville, Illinois 60563-1198 • USA
Energy Services Division -7705 Highway 90-A • Sugar Land,Texas 77478 • USA
Europe: Ir.G.Tjalmaweg 1 • 2342 BV Oegstgeest • The Netherlands
Asia Pacific: 2 International Business Park • #02-20 The Strategy Tower 2 • Singapore 609930
Latin America: Av. das Nações Unidas 17.891 • 6° Andar 04795-100 • São Paulo • SP • Brazil

www.nalco.com

SMART Solutions, NALCO and the logo are Registered Trademarks of Nalco Company
©2006 Nalco Company All rights reserved 11/06 Bulletin B-822

Forward-Looking Statement
If you are interested in Nalco Holding Company stock, management recommends that, at a minimum, you read the Company’s current annual report and 10-K, 10-Q and 8-K reports to the Securities and Exchange Commission (SEC) over the past year. The Company’s proxy statement for the annual meeting of shareholders also contains important information. These and other materials that have been filed with the SEC are accessible through the Company’s Web site at www.nalco.com and are also available at the SEC’s Web site at www.sec.gov.

Investors are cautioned that all statements in this document that relate to the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and involve risks and uncertainties, and are based on assumptions that the Company believes in good faith are reasonable but which may be materially different from actual results. Forward-looking statements give the investor our expectations or forecasts of future events. You can identify these statements by the fact that they do not relate only to historical or current facts. They may use the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words of similar meaning in connection with future events or future operating or financial performance.

Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause the actual results to differ materially from those projected, stated or implied depending on many factors including, without limitation, those risk factors identified in the Management Discussion and Analysis section of our current 10-K. Other factors besides those listed in the 10-K may also adversely affect the Company and may be material to the Company.

Accordingly, there can be no assurance that the Company will meet future results, performance or achievements expressed or implied by such forward-looking statements. This statement is included to provide safe harbor for forward-looking statements, which are not generally required to be publicly revised as circumstances change, and which the Company does not intend to update.